Exhibit 10.9

FORM OF JOINDER AND AMENDMENT TO STOCKHOLDERS AGREEMENT

THIS JOINDER AND AMENDMENT TO STOCKHOLDERS AGREEMENT (this “Joinder”) is executed as of June 11, 2003, by and among                     , a                     , Symmetry Medical Inc., a Delaware corporation (the “Company”), Olympus/Symmetry Holdings LLC, a Delaware limited liability company (the “Investor”), and joined in by Olympus Growth Fund III, L.P., a Delaware limited partnership (“Olympus”), solely for purposes of Section 6 hereof.

WHEREAS, the Company, the Investor and certain other stockholders of the Company are party to that certain Stockholders Agreement, dated as of October 18, 2000, as amended and modified from time to time (the “Stockholders Agreement”). Capitalized terms used but not defined herein have the meaning given to them in the Stockholders Agreement.

WHEREAS, pursuant to the terms of that certain Stock Purchase Agreement, dated as of the date hereof, among Windjammer Mezzanine & Equity Fund II, L.P., a Delaware limited partnership, the Investor, certain other purchasers and the Company,              will acquire certain shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), and certain shares of the Company’s class A preferred stock, par value $.01 per share (the “Preferred Stock”), on the date hereof.

WHEREAS, pursuant to the terms of that certain Warrant Agreement, dated as of the date hereof, between              and the Company,          will acquire warrants (the “Warrants”) to acquire shares of the Company’s Common Stock and Preferred Stock (the “Warrant Shares”).

WHEREAS, the Company and the Investor desire to provide          rights under the Stockholders Agreement as set forth herein, and the Company and the Investor desire to amend the Stockholders Agreement in accordance herewith.

NOW, THEREFORE, the parties hereto agree as follows:

1. Joinder. The parties hereto agree that, by and upon execution of this Joinder:

(a)              shall be a party to the Stockholders Agreement, as amended hereby, shall be a “Stockholder” (as defined in the Stockholders Agreement as so amended) and shall be entitled to the rights and benefits and subject to the duties and obligations of a Stockholder thereunder, as fully as if              had been an original signatory thereto in such capacity.

(b) The Common Stock, the Preferred Stock, Warrants and Warrant Shares acquired by              shall be “Stockholder Shares” (as defined in the Stockholders Agreement), and the Common Stock, the Preferred Stock, Warrant Shares, all shares of capital stock or other equity securities issued or issuable directly or indirectly upon exchange or conversion of any of the Common Stock, the Preferred Stock or Warrant Shares and all shares of capital stock or other equity securities issued or issuable directly or indirectly with respect to the Common Stock, the Preferred Stock or Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization shall be “Registrable Securities” (as defined in the Stockholders Agreement).

2. Right of First Refusal. The parties hereto agree that the restrictions on Transfer set forth in Section 2 of the Stockholders Agreement shall not apply to a Transfer by              that is in accordance with the terms of Section 2 of this Joinder. In the event that              proposes to Transfer Stockholder Shares (other than pursuant to paragraph 2(b), paragraph 3 or paragraph 6 of the Stockholders Agreement, pursuant to a Public Sale or pursuant to the terms of the Subordinated Loan Agreement, dated as of the date hereof, between              and the Company (the “Subordinated Loan Agreement”)),              shall give written notice (the “Transfer Notice”) to the Company and the Investor (the “Offerees”). The Transfer Notice shall disclose in reasonable detail the identity of the prospective transferee(s), the number of Stockholder Shares to be transferred and the terms and conditions of the proposed Transfer.              will not consummate any Transfer until 30 days after the Transfer Notice has been given to the Offerees (the “Offer Period”), except pursuant to an Offeree purchase hereunder. The Company may elect to purchase all (but not less than all) of the Stockholder Shares to be transferred upon the same terms and conditions as those set forth in the Transfer Notice by delivering a written notice of such election to              within 30 days after the Transfer Notice has been given to the Company. If the Company has not elected to purchase all of the Stockholder Shares to be transferred, the Investor may elect to purchase all (but not less than all) of the Stockholder Shares to be transferred upon the same terms and conditions as those set forth in the Transfer Notice by delivering a written notice of such election to              within 30 days after the Transfer Notice has been given. If neither the Company nor the Investor elects to purchase all of the Stockholder Shares specified in the Transfer Notice,              may transfer the Stockholder Shares specified in the Transfer Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Transfer Notice during the 60-day period immediately following the Offer Period. Any Stockholder Shares not transferred within such 60-day period will be subject to the provisions of this paragraph upon subsequent transfer. If the Offerees elect to purchase Stockholder Shares hereunder, the Transfer of such shares shall be consummated as soon as practical after the delivery of the election notice(s) to              or its Permitted Transferee, but in any event within 15 days after the expiration of the Offer Period. The restrictions set forth in this Section 2 shall not apply with respect to any Transfer of Stockholder Shares by              to a Permitted Transferee; provided that the obligations and restrictions contained in the Stockholders Agreement shall continue to be applicable to the Stockholder Shares after any such Transfer and provided further that the transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of the Stockholder Agreement affecting the Stockholder Shares so Transferred. Notwithstanding the foregoing,              shall not avoid the provisions of this Section 2 by making one or more Transfers to one or more Permitted Transferees and then disposing of all or any portion of such party’s interest in any such Permitted Transferee. In connection with any proposed transfer of Stockholder Shares by              in accordance with this Section 2, the Company shall provide any prospective purchaser of such Stockholder Shares reasonable access to the properties, books and records of the Company upon reasonable advance notice and at no cost or expense to the Company; provided that such prospective purchaser executes and delivers a confidentiality agreement in form and substance reasonably satisfactory to the Company. Notwithstanding anything in the Stockholders Agreement or in this Joinder to the contrary,              shall not transfer any Stockholder Shares to a Competitor (as defined below) of the Company and each transfer of Stockholder Shares by              shall involve Stockholder Shares representing at least one percent of the aggregate Stockholder Shares outstanding at such time on a fully-diluted basis (unless such transfer is in connection with the transfer of senior subordinated promissory notes under the Subordinated Loan Agreement). For purposes of this Joinder, “Competitor” means any person or entity that engages (whether as an owner, operator, manager, employee, officer, director, partner, consultant, advisor, representative or otherwise) directly or indirectly in the same or substantially similar business in which the Company or any of its Subsidiaries engages as of the date of any proposed transfer by              anywhere in North America or Europe; provided, however, that no limited partner of              with investments in any such similar business shall be considered a “Competitor” hereunder. For purposes of clarity, under this Agreement and the Stockholders Agreement, the term “Affiliate” as to              shall include without limitation all limited partners of             .

3. Pre-Emptive Rights. If the Company authorizes the issuance or sale of any shares of capital stock of the Company or any of its Subsidiaries or any securities containing options or rights to acquire any such shares of capital stock (other than (a) as a pro rata stock dividend on all outstanding shares of Common Stock, (b) in connection with an initial public offering of the Company’s capital stock, (c) in connection with an employee stock option or restricted stock plan approved by the Company’s board of directors or otherwise to employees of the Company in connection with the transactions contemplated in that certain Stock Purchase Agreement, dated as of May 9, 2003, among the Company, Mettis Group Limited and Mettis (UK) Limited, whether before or after the date hereof, or (d) as full or partial consideration in the acquisition of another business or company so long as the capital stock issued is issued to a third party that is not a stockholder of the Company or an Affiliate of a stockholder of the Company), the Company shall offer to sell to              a number of shares equal to the product of the number of shares of such capital stock being issued and the quotient determined by dividing (1) the number of shares of Stockholder Shares held by              by (2) the sum of the total number of shares of capital stock outstanding on a fully-diluted basis.              shall be entitled to purchase such stock or securities at the price and on the terms as such stock or securities are to be offered by the Company. In order to exercise its purchase rights under this Section 3,              must within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder’s percentage allotment deliver a written notice to the Company describing its election hereunder. The provisions of this Section 3 shall terminate upon the consummation of a Qualified Public Offering.

4. Piggyback Rights. In any Piggyback Registration in which both the Investor and              have requested the registration of their Registrable Securities, each of the Investor and              may request to include in such registration the number of its Registrable Securities that it desires up to the number of Registrable Securities that it holds, and if the managing underwriters in their reasonable judgment advise the Company in writing that in their opinion the number of securities requested to be included by all holders in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the number of Registrable Securities held by              to be included in such registration shall be equal to two times the pro rata number of Registrable Securities allocated to              pursuant to the Stockholders Agreement and the Investor’s pro rata number of Registrable Securities to be included in such registration shall be decreased by the number of             ’s Registrable Securities to be included in such registration in excess of             ’s pro rata number of Registrable Securities to be included in such registration pursuant to the terms of the Stockholders Agreement.

5. Board Observation Right. As long as              holds any Stockholder Shares or any of the senior subordinated promissory notes issued by the Company to              on the date hereof, the Company shall give              written notice of each meeting of the Company’s board of directors (including, without limitation, the four regularly scheduled quarterly meetings among members of the Board and the management of the Company) (the “Board”) at least two business days prior to the date of each such meeting, and the Company shall permit one representative of              to attend (in person or by telephone) all meetings of the Board as an observer. Such representative of              shall be entitled to receive all written materials and other information given to directors in connection with such meetings at the same time such materials and information are given to directors, including without limitation all annual, quarterly and other Company financial information and reports. The Company shall pay the reasonable travel and other out-of-pocket expenses incurred by              in connection with attending the meetings of the Board. As long as              holds any Stockholder Shares or any of the senior subordinated promissory notes issued by the Company to              on the date hereof, the Company shall permit              and any authorized representative of              to visit and inspect any of the properties of the Company and its Subsidiaries, to examine their respective books of account and to discuss their business, affairs, finances and accounts with their respective officers; provided that any such visit and inspection by              shall be upon one week prior notice to the Company, shall be that the expense of              and shall not occur more than once per calendar quarter.

6. Restrictions on Transfers by Investor. The provisions of the Stockholders Agreement, as amended by this Joinder, are intended to ensure that Olympus, and              are treated on par with each other and have the same rights and protections with respect to the Company. Notwithstanding the fact that Olympus does not own any shares of the capital stock of the Company directly, but instead owns the substantial majority of Investor, Olympus agrees that it shall comply with the terms of this Agreement and the Stockholders Agreement as the “Investor” and a “Stockholder” as if it owned its shares of capital stock of the Company directly, and neither Investor nor Olympus will be permitted to take any action that would cause              to have any less protections or rights than it would have if Olympus owned its Stockholder Shares directly. To that end, the parties agree more specifically that (a) any Transfer of any of Investor’s membership interests (or any equity interests into to which those membership interests may be converted) will be deemed a Transfer of Investor’s Stockholder Shares, and which will be subject to the same restrictions (and subject to the same exceptions to such restrictions) as a Transfer of Investor’s Stockholder Shares, and (b) Investor will not permit any of its membership interests (or any equity interests into which those membership interests may be converted) to be registered under the Securities Act. Any action of Olympus that violates the general or specific provisions of this Agreement will be deemed a breach of this Agreement by Investor.

7. Lender Status. Notwithstanding anything contained herein or in the Stockholders Agreement to the contrary, nothing contained in this Joinder or the Stockholders Agreement is intended to (i) affect, limit or impair the rights and/or remedies of              in its capacity as a lender to the Company or any of its Subsidiaries pursuant to any agreement under which the Company or any of its Subsidiaries has or have borrowed money or (ii) be deemed otherwise to require or cause              to take or omit to take any action in its capacity as a lender or any other holder of debt of the Company or any of its Subsidiaries.

8. Notices. For purposes of Section 24 of the Stockholders Agreement, notices to              will be sent in accordance with the following instructions:

with a copy to:

and a copy to:

9. Amendment. This Joinder may be amended or modified only by a written instrument signed by             , the Company and Investor; provided, however, that any amendment or modification to Section 6 hereof shall also require the signature of Olympus. With respect to Section 18 of the Stockholders Agreement, Stockholder Shares held by              shall be considered to be a sub-class of Stockholder Shares to the same extent as Stockholder Shares held by the Management Stockholders are considered to be a sub-class of Stockholder Shares.

10. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

11. Governing Law. All questions concerning the construction, validity and interpretation of this Joinder shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of Delaware.

12. Continuing Effect. Other than as modified in accordance with the foregoing provisions, the remaining terms of the Stockholders Agreement remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, this Joinder has been entered into as of the date first above written.

By:
Name:
Its:

SYMMETRY MEDICAL INC.

By:
Name:
Its:

OLYMPUS/SYMMETRY HOLDINGS LLC

By:
Name:
Its:

Solely for purposes of Section 6 hereof:

OLYMPUS GROWTH FUND III, L.P.

By:	OGP III, LLC
Its:	General Partner

By:	Conroy, L.L.C.
Its:	Member

By:
Name:
Its: